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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                 ________________



                                   FORM 8-K



                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of Earliest Event Reported)--June 9, 1999


                                 ____________



                          LOCKHEED MARTIN CORPORATION

            (Exact name of registrant as specified in its charter)




        Maryland                       1-11437                 52-1893632
(State or other jurisdiction  (Commission File Number)      (IRS Employer
   of Incorporation)                                       Identification No.)

6801 Rockledge Drive, Bethesda, Maryland           20817
 (Address of principal executive offices)        (Zip Code)



                                (301) 897-6000
             (Registrant's telephone number, including area code)



                                 ____________



                                Not Applicable

            (Former name or address, if changed since last report)



______________________________________________________________________________
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Item 5.  Other Events

    The Corporation is filing this Current Report on Form 8-K to provide the information contained in the Corporation's press release regarding its expected financial performance for the second quarter of fiscal 1999 and subsequent periods, dated June 9, 1999, which is included as Exhibit 99 to this Form.

    The Corporation's press release contains statements that are considered forward-looking statements under the federal securities laws, including the Private Securities Litigation Reform Act of 1995, including the statements relating to projected future financial performance. Sometimes these statements will contain words such as "believes," "expects," "intends," "plans" and other similar words. These statements are not guarantees of our future performance and are subject to risks, uncertainties and other important factors that could cause our actual performance or achievements to be materially different from those we may project.

     As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent nature of projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this press release to reflect events or circumstances or changes in expectations or the occurrence of anticipated events.

     In addition, the forward-looking statements that relate to future financial results and other projections are not financial statements, are not audited nor are they prepared in accordance with generally accepted accounting principles. As noted in note 1 to the press release, the forward-looking statements that relate to future financial results and other projections exclude nonrecurring and unusual items as defined by the Corporation. For the first quarter of 1999, the combined effect of two nonrecurring and unusual items was a reduction to diluted earnings per share of $0.74. If nonrecurring and unusual items were included in the forward-looking statements in the press release, the future financial results and other projections which relate to the first quarter of 1999 would be reduced accordingly. The future financial results and other projections that relate to other periods of time may be positively or negatively affected by nonrecurring and unusual items.

     In addition to the factors set forth in our other filings with the Securities and Exchange Commission (www.sec.gov), the following factors could
                                    -----------
affect the forward-looking statements: continued difficulties during space launches or adverse actions resulting from space industry reviews by the U.S. military or the Clinton Administration; the timely resolution of the quota restriction on Proton launches depends on factors outside our control; continued difficulties with cost growth and performance issues relating to the C-130J program; the ability for Space Imaging to timely or successfully launch its second satellite; the ability to achieve or quantify
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savings for our customers or ourselves in our global cost-cutting program; the ability to obtain or the timing of obtaining future government awards, the availability of government funding and customer requirements, economic conditions, competitive environment, timing of awards and contracts; timing of product delivery and launches, customer acceptance and the outcome of contingencies including completion of acquisitions and divestitures, litigation and environmental remediation, Year 2000 remediation, program performance, the ability to consummate the COMSAT transaction. These are only some of the numerous factors which will affect the forward-looking statements in this press release, many of which are difficult to predict.

Item 7.  Financial Statements and Exhibits

    Exhibit No.    Description
    -----------    -----------


     99            Lockheed Martin Corporation Press Release dated June 9, 1999.
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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    LOCKHEED MARTIN CORPORATION



                                         /s/ Marian S. Block
                                    ----------------------------
                                         Marian S. Block
                                         Vice President, Associate General
                                         Counsel and Assistant Secretary


June 9, 1999


INDEX TO EXHIBITS

Exhibit No.           Description
-----------           -----------


99                Lockheed Martin Corporation Press Release dated June 9, 1999.